UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2005

                           BLUE MOON INVESTMENTS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                         ------------------------------
                            (State of Incorporation)

                                    000-29021
                         ------------------------------
                            (Commission File Number)

                                   98-0210152
                         ------------------------------
                         (I.R.S. Employer Identification
                                     Number)

                                    Suite 810
                               1708 Dolphin Avenue
                            Kelowna, British Columbia
                                     V1Y 9S4
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (250) 868-8177
              (Registrant's telephone Number, including area code)


                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant's Certifying Accountant

Blue Moon Investments (the "Registrant") has engaged new auditors as its independent accountants to audit its financial statements. The former auditors, Cordovano & Honeck, LLP resigned as auditors of the Registrant on December 5, 2005 and on December 5, 2005, the Registrant's board of directors approved the change of independent accountants and appointed Williams & Webster, P.S. as its independent accountants.

During the years ended September 30, 2003 and September 30, 2004, there were no disagreements with the Registrant's former accountants, Cordovano & Honeck, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the years ended September 30, 2003 and September 30, 2004, the Registrant's former accountant's report on the Registrant's financial statements contained the qualification that the Registrant's financial statements were prepared assuming that the Registrant will continue as a going concern. Given that the Registrant has suffered losses from operations and the satisfaction of liabilities and commitments are dependent upon the Registrant's ability to meet its future financing requirements and the success of its future operations, there is substantial doubt about the Registrant's ability to continue as a going concern. The Registrant's financial statements do not include any adjustments that might result from the outcome of this uncertainty. Other than the qualification regarding uncertainty of the Registrant's ability to continue as a going concern, the Registrant's former accountant's report on the Registrant's financial statements did not contain an adverse opinion, a disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

The Registrant has provided Cordovano & Honeck, LLP with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish the Registrant with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Cordovano & Honeck, LLP, dated December 8, 2005, is attached to this Form 8-K as an exhibit.

The Registrant has engaged the firm of Williams & Webster, P.S. as of December 5, 2005. During the years ended September 30, 2003 and September 30, 2004, Williams & Webster, P.S. was not consulted on any matter relating to accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements. During the years ended September 30, 2003 and September 30, 2004,Williams & Webster, P.S. did not provide any written or oral advice that was an important factor considered by it in reaching any decision as to accounting, auditing or financial reporting issues.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a)      Financial Statements of Business(es) Acquired

         Not Applicable

(b)      Pro forma Financial Information

         Not Applicable

(c)      Exhibits

         16       Letter from Former Accountant



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 8, 2005                   Blue Moon Investments


                                            Per:  /s/ David Ward
                                                  -----------------------------
                                                  David Ward, President, C.E.O.
                                                  C.F.O. and Director